SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 3, 1996



                      DATA TRANSMISSION NETWORK CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                         0-15405                  47-0669375
- -----------------------------          -------------             ---------------
(State or other jurisdiction           (Commission               (IRS Employer
 of incorporation)                      File Number)              Identification
                                                                  Number)


 9110 West Dodge Road, Suite 200, Omaha, Nebraska                  68114
- --------------------------------------------------             --------------
    (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: (402) 390-2328


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The  registrant  hereby  amends  Item 7 of its Form 8-K filed to report an event occurring on May 3, 1996 to include the following:

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) The registrant hereby incorporates by reference in this Form 8-K the financial statements of Broadcast Partners contained in pages F-16 through F-23 of the registrant's Registration Statement No. 333-5423 on Form S-3 filed with the Securities and Exchange Commission on June 7, 1996.

         (b) The registrant hereby incorporates by reference in this Form 8-K the pro forma financial information of the registrant contained in pages 12 through 18 of the registrant's Registration Statement No. 333-5423 on Form S-3 filed with the Securities and Exchange Commission on June 7, 1996.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Date: June 20, 1996.

                                          DATA TRANSMISSION NETWORK CORPORATION



                                          By: /s/ Brian L. Larson
                                              ---------------------------------
                                              Brian L. Larson, Vice
                                              President, Chief Financial
                                              Officer, Secretary and
                                              Treasurer



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